                    [LOGO--ADVANTUS -TM- FAMILY OF FUNDS]
    PROSPECTUS DATED JANUARY 30, 1998

   ADVANTUS MORTGAGE SECURITIES FUND, INC.

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        P.O. Box 64132 - St. Paul, Minnesota 55164-0132 - 1-800-665-6005
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    Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund" or the "Fund") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes:
Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.
    The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk. Mortgage Securities Fund pursues its objective by investing primarily in mortgage-related securities which directly or indirectly provide funds for residential mortgage loans made to home buyers throughout the United States. These loans are originated primarily by savings and loan institutions, mortgage bankers, commercial banks and other mortgage lenders and are grouped into pools by various governmental, government-related and private organizations.
    There is risk in all investments. There can be no assurance that the Fund will achieve its objective.
    SHARES OF THE FUND MAY BE SOLD THROUGH BANKS OR OTHER FINANCIAL INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.
    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated January 30, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF
CONTENTS
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PROSPECTUS SUMMARY...........................          3

FEES AND EXPENSES............................          6

FINANCIAL HIGHLIGHTS.........................          7

INVESTMENT OBJECTIVES, POLICIES AND RISKS....          9

PORTFOLIO TURNOVER...........................         16

MANAGEMENT OF THE FUND.......................         17

PURCHASE OF FUND SHARES......................         19

SALES CHARGES................................         20

SPECIAL PURCHASE PLANS.......................         23

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.......................................         24

REDEMPTION OF FUND SHARES....................         25

TELEPHONE TRANSACTIONS.......................         26

REINSTATEMENT PRIVILEGE......................         27

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ...         27

TAXES........................................         27

INVESTMENT PERFORMANCE.......................         28

GENERAL INFORMATION..........................         30

COUNSEL AND INDEPENDENT AUDITORS.............         30

CUSTODIAN....................................         30

  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Ascend Financial. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

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PROSPECTUS
SUMMARY

                  Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund" or the "Fund") is an open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and nine other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Multiple Class Funds").

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INVESTMENT
OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objectives, Policies and Risks."

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INVESTMENT
ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). See "Management of the Fund."

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HOW TO PURCHASE
FUND SHARES Ascend Financial Services, Inc. ("Ascend Financial"), a subsidiary of MIMLIC Management, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from Ascend Financial, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of Ascend Financial may receive different compensation depending on which class of shares they sell.
  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. See "Sales Charges--Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without either an initial sales charge or a contingent deferred sales charge. Class C shares are also subject to a higher Rule 12b-1 fee, paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased. Class C shares also provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Although not subject to a contingent deferred sales charge, Class C shares must be held longer than Class B shares before they convert automatically to Class A shares, and are subject to the higher Rule 12b-1 fee during the longer holding period. In addition, like Class B shares, Class C shares will have a higher expense ratio and pay lower dividends than Class A shares, due to the higher Rule 12b-1 fee, prior to conversion. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

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HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone, unless the shareholder has elected on the account application not to have telephone transaction privileges. See "Redemption of Fund Shares."

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INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders monthly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are generally distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

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RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
- The Fund may, with respect to 25% of its total assets, invest in excess of 5% of its total assets in securities of a single issuer.
- The value of fixed income securities, such as those purchased by the Fund, may be expected to vary inversely to changes in the prevailing market interest rates. In addition, in periods of declining interest rates, the rate of prepayment of mortgages underlying mortgage-related securities (such as those purchased by Mortgage Securities
  Fund) tends to increase, with the result that such prepayments must be reinvested at lower rates.
- The Fund may invest up to 10% of its net assets in securities which are restricted as to disposition or otherwise illiquid. These may include inverse floating rate securities, which are extremely sensitive to changes in interest rates, and "interest only" and "principal only" stripped mortgage-backed securities, the yield and price of which are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets.
- The Fund may purchase securities on a when-issued or forward commitment basis, or may enter into dollar roll transactions, which expose the Fund to the risk that the securities which it has committed to purchase may decrease in value prior to their delivery, and, in certain circumstances, to the risk of increased volatility in the price of the Fund's shares.
- Up to 5% of the Fund's total assets may be invested in mortgage-related securities and corporate bonds rated below investment grade. These securities are regarded as predominately speculative.
- Mortgage Securities Fund may enter into interest rate futures contracts, which provide for the future delivery of fixed income securities, as a hedge against anticipated interest rate changes. These instruments involve the additional risk to the Fund that futures prices will not correlate with cash prices and that the Fund's investment adviser may be incorrect in its expectations as to the direction and extent of interest rate movements.
- The Fund may purchase and sell certain types of options contracts. The use of options contracts involves additional potential risks, in addition to the risks associated with the underlying securities on which such options are written, including the risk that the prices of such underlying securities will not move as anticipated.
  For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objectives, Policies and Risks."

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FEES AND
EXPENSES

             The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                                              CLASS A   CLASS B   CLASS C
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SHAREHOLDER TRANSACTION EXPENSES
MAXIMUM SALES LOAD IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFER PRICE)                               5.00%     0.00%     0.00%
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MAXIMUM DEFERRED SALES LOAD
(AS A PERCENTAGE OF REDEMPTION PROCEEDS)                       0.00%     5.00%     0.00%
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SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                        0         0         0
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REDEMPTION FEES+                                                  0         0         0
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EXCHANGE FEES
  - ON FIRST FOUR EXCHANGES EACH YEAR                             0         0         0
  - ON EACH ADDITIONAL EXCHANGE                               $7.50     $7.50     $7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A WIRE
   CHARGE OF $5.00, WHICH WILL BE ADDED TO THE AMOUNT
   REDEEMED.
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                                      0.575%    0.575%    0.575%
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RULE 12b-1 FEES (AFTER EXPENSES WAIVED)*                      0.250%**  1.000%    1.000%
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OTHER EXPENSES (AFTER EXPENSES WAIVED)***                     0.125%    0.125%    0.125%
                                                              -------   -------   -------
TOTAL FUND OPERATING EXPENSES AFTER EXPENSES WAIVED)***         .95%     1.70%     1.70%
                                                              -------   -------   -------

     *A LONG-TERM SHAREHOLDER MAY PAY DISTRIBUTION FEES, WHICH ARE CONSIDERED TO BE ASSET-BASED SALES CHARGES, WHICH EXCEED THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    **THE FUND HAS ADOPTED A PLAN OF DISTRIBUTION, PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, WHICH PROVIDES FOR THE PAYMENT TO ASCEND FINANCIAL OF A DISTRIBUTION FEE EQUAL TO AN ANNUAL RATE OF .30% OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES OF THE FUND. ASCEND FINANCIAL IS CURRENTLY WAIVING THAT PORTION OF DISTRIBUTION FEE WHICH EXCEEDS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES, .25%. IT IS ASCEND FINANCIAL'S PRESENT INTENTION TO WAIVE DISTRIBUTION FEES AS SUCH LEVEL DURING THE CURRENT FISCAL YEAR (ENDING SEPTEMBER 30), BUT IT RESERVES THE RIGHT TO CEASE SUCH WAIVER, IN WHOLE OR IN PART, AT ANY TIME.
   ***THE FUND'S INVESTMENT ADVISER AND ASCEND FINANCIAL VOLUNTARILY ABSORBED OR WAIVED CERTAIN EXPENSES OF THE FUND FOR THE YEAR ENDED SEPTEMBER 30, 1997. IF THE FUND HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF TOTAL FUND OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.37% FOR CLASS A SHARES, 2.07% FOR CLASS B SHARES AND 2.07% FOR CLASS C SHARES. IN ADDITION, IT IS THE FUND'S INVESTMENT ADVISER'S PRESENT INTENTION TO ABSORB OTHER EXPENSES DURING THE CURRENT FISCAL YEAR WHICH EXCEED, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, .125%. THE FUND'S INVESTMENT ADVISER ALSO RESERVES THE OPTION TO REDUCE THE LEVEL OF OTHER EXPENSES WHICH IT WILL VOLUNTARILY ABSORB.

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SHAREHOLDER EXPENSE
EXAMPLE  You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time period.

  YEAR
REDEEMED   CLASS A   CLASS B   CLASS C
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    1       $ 59      $  67    $   17

    3         79         89        54

    5        100        107        92

   10        161        172*      181**

  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:

  YEAR
REDEEMED          CLASS B
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    1              $  17

    3                 54
    5                 92

   10                172*

    *REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
   **REFLECTS CONVERSION OF CLASS C SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.

  THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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FINANCIAL      The following financial highlights table shows certain per share data and selected important
HIGHLIGHTS     financial information for evaluating the Fund's results. This information has been audited by KPMG
----------     Peat Marwick LLP, independent auditors, and should be read in conjunction with the audited financial statements contained in the Fund's Annual Report to Shareholders.

                                                          CLASS A FINANCIAL HIGHLIGHTS
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                                                     PERIOD FROM
                                                     NOVEMBER 1,
                                                       1993 TO
                     YEAR ENDED SEPTEMBER 30,       SEPTEMBER 30,                     YEAR ENDED OCTOBER 31,
                   1997       1996      1995(f)        1994(e)      1993     1992     1991     1990     1989     1988     1987
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NET ASSET VALUE,
BEGINNING OF
PERIOD           $ 10.23    $ 10.36      $  9.70      $ 11.06      $ 10.94  $ 10.80  $ 10.04  $ 10.24  $ 10.16  $  9.78  $ 10.63
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INCOME FROM
INVESTMENT
OPERATIONS:
NET INVESTMENT
INCOME               .70        .62          .62          .53          .63      .71      .79      .83      .86      .88      .88
NET GAINS OR
LOSSES ON
SECURITIES (BOTH
REALIZED AND
UNREALIZED)          .33       (.13)         .65         (.99)         .55      .15      .76     (.20)     .08      .37     (.66)
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TOTAL FROM
INVESTMENT
OPERATIONS          1.03        .49         1.27         (.46)        1.18      .86     1.55      .63      .94     1.25      .22
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LESS
DISTRIBUTIONS:
DIVIDENDS FROM
NET INVESTMENT
INCOME              (.72)      (.62)        (.61)        (.53)        (.63)    (.72)    (.79)    (.83)    (.86)    (.87)    (.88)
DISTRIBUTIONS
FROM CAPITAL
GAINS                 --         --           --         (.37)        (.43)      --       --       --       --       --     (.19)
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TOTAL
DISTRIBUTIONS       (.72)      (.62)        (.61)        (.90)       (1.06)    (.72)    (.79)    (.83)    (.86)    (.87)   (1.07)
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NET ASSET VALUE,
END OF PERIOD    $ 10.54    $ 10.23      $ 10.36      $  9.70      $ 11.06  $ 10.94  $ 10.80  $ 10.04  $ 10.24  $ 10.16  $  9.78
                 --------   --------   ----------   -------------  -------  -------  -------  -------  -------  -------  -------
TOTAL RETURN (a)    10.4%       4.8%        13.5%        (4.3)%(b)    11.4%     8.2%    16.0%     6.4%     9.8%    13.2%     2.0%
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NET ASSETS, END
OF PERIOD (IN
THOUSANDS)       $28,089    $23,692      $25,317      $27,105      $27,073  $20,996  $16,554  $13,737  $14,881  $14,859  $13,213
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RATIO OF
EXPENSES TO
AVERAGE DAILY
NET ASSETS (c)       .95%      1.26%        1.29%        1.24%(d)     1.17%    1.25%    1.18%    1.05%    1.04%     .84%     .60%
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RATIO OF NET
INVESTMENT
INCOME TO
AVERAGE DAILY
NET ASSETS (c)      6.77%      6.05%        6.23%        5.73%(d)     5.77%    6.56%    7.64%    8.23%    8.64%    8.79%    8.61%
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PORTFOLIO
TURNOVER RATE
(EXCLUDING
SHORT-TERM
SECURITIES)         85.1%     125.2%       203.7%       236.2%       135.0%   137.3%    48.4%     2.9%    67.4%    35.3%    42.6%

   (a) TOTAL RETURN FIGURES ARE BASED ON A SHARE OUTSTANDING     1.36%, 1.29%, 1.06%, 1.05% AND .96%, RESPECTIVELY, AND THE
THROUGHOUT THE PERIOD AND ASSUMES REINVESTMENT OF                RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS
DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURN FIGURES DO        WOULD HAVE BEEN 6.35%, 5.91%, 6.10%, 5.56%, 5.63%, 6.45%,
NOT REFLECT THE IMPACT OF FRONT-END SALES CHARGES.               7.53%, 8.62%, 8.58% AND 8.25%, RESPECTIVELY.
   (b) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM             (d) ADJUSTED TO AN ANNUAL BASIS.
NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994.                          (e) DURING 1994, THE FUND CHANGED ITS FISCAL YEAR END FROM
   (c) THE FUND'S ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED     OCTOBER 31 TO SEPTEMBER 30.
OR ABSORBED $121,780, $35,718, $36,128, $43,505, $34,773,        (f) EFFECTIVE MARCH 1, 1995, THE FUND ENTERED INTO A NEW
$21,104, $11,682, $3,375, $28,926 AND $50,149 IN EXPENSES        INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL
FOR THE YEARS ENDED SEPTEMBER 30, 1997, 1996 AND 1995, THE       MANAGEMENT, INC. PRIOR TO MARCH 1, 1995, THE FUND HAD AN
PERIOD ENDED SEPTEMBER 30, 1994 AND THE YEARS ENDED OCTOBER      INVESTMENT ADVISORY AGREEMENT WITH MIMLIC ASSET MANAGEMENT
31, 1993, 1992, 1991, 1989, 1988 AND 1987, RESPECTIVELY. IF      COMPANY.
CLASS A SHARES HAD BEEN CHARGED FOR THESE EXPENSES, THE
RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE
BEEN 1.37%, 1.40%, 1.42%, 1.41%, 1.31%,

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                                                                                        CLASS C FINANCIAL HIGHLIGHTS
                                              CLASS B FINANCIAL HIGHLIGHTS             -------------------------------
                                     -----------------------------------------------                       PERIOD FROM
                                                                       PERIOD FROM                          MARCH 1,
                                                                        AUGUST 19,                         1995(a) TO
                                                                        1994(a) TO        YEARS ENDED       SEPTEMBER
                                        YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,         30,
                                       1997       1996     1995(h)         1994         1997      1996        1995
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NET ASSET VALUE, BEGINNING OF
PERIOD                               $ 10.24    $ 10.37    $  9.70       $  9.83       $ 10.23   $ 10.37   $ 9.90
                                     ---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                    .63        .54        .53           .06           .63       .54      .31
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)           .33       (.13)       .67          (.13)          .33      (.14)     .47
                                     ---------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         .96        .41       1.20          (.07)          .96       .40      .78
                                     ---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT
INCOME                                  (.64)      (.54)      (.53)         (.06)         (.64)     (.54)    (.31)
DISTRIBUTIONS FROM CAPITAL GAINS          --         --         --            --            --        --       --
                                     ---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     (.64)      (.54)      (.53)         (.06)         (.64)     (.54)    (.31)
                                     ---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $ 10.56    $ 10.24    $ 10.37       $  9.70       $ 10.55   $ 10.23   $10.37
                                     --------   --------   --------       ------       -------   -------   -----------
TOTAL RETURN (b)                         9.7%       4.1%      12.7%          (.7)%(f)      9.7%      4.1%     7.9%(d)
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NET ASSETS, END OF PERIOD (IN
THOUSANDS)                            $6,079     $3,375     $1,084           $60        $2,187    $1,139     $321
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RATIO OF EXPENSES TO AVERAGE DAILY
NET ASSETS (c)                          1.70%      2.01%      2.05%          .28%(g)      1.70%     2.01%    2.05%(e)
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RATIO OF NET INVESTMENT INCOME TO
AVERAGE DAILY NET ASSETS (c)            6.08%      5.38%      5.32%          .60%(g)      6.11%     5.39%    5.26%(e)
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PORTFOLIO TURNOVER RATE (EXCLUDING
SHORT-TERM SECURITIES)                  85.1%     125.2%     203.7%        236.2%         85.1%    125.2%   203.7%

   (a) COMMENCEMENT OF OPERATIONS.                               (d) TOTAL RETURN IS PRESENTED FOR THE PERIOD MARCH 1, 1995,
   (b) TOTAL RETURN FIGURES ARE BASED ON A SHARE OUTSTANDING     COMMENCEMENT OF OPERATIONS, TO SEPTEMBER 30, 1995.
THROUGHOUT THE PERIOD AND ASSUMES REINVESTMENT OF                (e) ADJUSTED TO AN ANNUAL BASIS.
DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURN FIGURES DO        (f) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM AUGUST 19,
NOT REFLECT THE IMPACT OF CONTINGENT DEFERRED SALES CHARGES.     1994, COMMENCEMENT OF OPERATIONS, TO SEPTEMBER 30, 1994.
   (c) THE FUND'S ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED     (g) RATIOS PRESENTED FOR THE PERIOD FROM AUGUST 19, 1994 TO
OR ABSORBED $121,780, $35,718 AND $36,128 IN EXPENSES FOR        SEPTEMBER 30, 1994 ARE NOT ANNUALIZED AS THEY ARE NOT
THE YEARS ENDED SEPTEMBER 30, 1997, 1996 AND 1995. IF CLASS      INDICATIVE OF ANTICIPATED ANNUAL RESULTS.
B SHARES HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF       (h) EFFECTIVE MARCH 1, 1995, THE FUND ENTERED INTO A NEW
EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.07%,      INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL
2.09% AND 2.11%, RESPECTIVELY, AND THE RATIO OF NET              MANAGEMENT, INC. PRIOR TO MARCH 1, 1995, THE FUND HAD AN
INVESTMENT INCOME TO AVERAGE DAILY ASSETS WOULD HAVE BEEN        INVESTMENT ADVISORY AGREEMENT WITH MIMLIC ASSET MANAGEMENT
5.71%, 5.30% AND 5.26%, RESPECTIVELY. IF CLASS C SHARES HAD      COMPANY.
BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO
AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.07%, 2.08% AND
2.11%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME
TO AVERAGE DAILY ASSETS WOULD HAVE BEEN 5.74%, 5.32% AND
5.20%, RESPECTIVELY.

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INVESTMENT
OBJECTIVES,
POLICIES AND RISKS

                           Mortgage Securities Fund is a mutual fund designed
for investors seeking a high level of current income consistent with prudent investment risk. This investment objective of Mortgage Securities Fund may not be changed without the approval of a majority of the outstanding shares of Mortgage Securities Fund. There can be no assurance that Mortgage Securities Fund will achieve its objective.
  In seeking to achieve its objective, Mortgage Securities Fund invests primarily in a diversified portfolio of mortgage-related securities. It is the Fund's investment policy, except when the Fund assumes a temporary defensive position, to have at least 65% of the value of its total assets invested in mortgage-related securities. This investment policy is deemed fundamental and may not be changed without approval by a majority of the outstanding shares of the Fund. Mortgage Securities Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of those changes.

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INVESTMENT
POLICIES The mortgage-related securities in which Mortgage Securities Fund principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as Mortgage Securities Fund) by various governmental, government-related and private organizations.
  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities usually provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid, to the servicer, the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, curtailments (partial prepayment) or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.
  The governmental and government-related guarantors do not guarantee Mortgage Securities Fund's yield or the price of its shares. The net asset value of Mortgage Securities Fund fluctuates in response to changes in the general level of interest rates. When interest rates rise, prices of fixed income securities held by Mortgage Securities Fund tend to fall and the rate of prepayment of mortgages underlying mortgage-related securities tends to decline (lengthening the average maturity of the Fund's portfolio). In periods of declining interest rates, however, the prices of such securities tend to rise and the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, and such prepayments must be reinvested at the then prevailing lower interest rates. In addition, the net asset value of Mortgage Securities Fund may fluctuate in response to the market's perception of the creditworthiness of the issuers of the Fund's portfolio securities. See "Risks of Investing in the Fund."
  The Fund expects that under normal circumstances the effective duration of its portfolio will range from three to seven and one-half years. Duration is a measure of the time-weighted average term to maturity of a security's payment schedule, and of the relative price sensitivity of a security to changes in interest rates. A security with a longer duration has greater price sensitivity, and thus greater risk, relative to a similar security with a shorter duration. As a rule of thumb, a portfolio of fixed income securities will experience a percentage decrease in principal value equal to its duration for each 1% increase in current interest rates. For example, if the Fund held securities with an effective duration of five years and current interest rates increased by 1%, the principal value of such securities could be expected to decrease by approximately 5%.
  HIGH GRADE & INVESTMENT GRADE SECURITIES. Securities rated BBB or Baa or higher (the four highest grades) by Standard & Poor's Corporation

("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, are considered "investment grade." Securities rated A or higher (the three highest grades) by S&P or Moody's are considered "high grade." Except as otherwise provided below, Mortgage Securities Fund expects under normal circumstances to have substantially all of its assets in mortgage-related securities either (i) issued by U.S. Government owned or sponsored corporations or (ii) rated BBB or Baa or better (investment grade) by S&P or Moody's, respectively or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Mortgage Securities Fund will invest in mortgage-related securities rated BBB or Baa or their equivalent, however, only when such investments are deemed by its investment adviser to be consistent with the Fund's objective of high current income to the extent consistent with prudent investment risk; provided, that no such investments will be made in excess of 35% of the value of Mortgage Securities Fund's total assets. (Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities.) To the extent that the Fund invests in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, however, it will be investing in securities which have speculative elements (see "Risks of Investing in the Fund"). The Fund's investment adviser monitors continuously the ratings of securities held by Mortgage Securities Fund and the creditworthiness of their issuers. For further information about the characteristics of mortgage-related securities, the Fund's policy regarding down-graded instruments, and a description of the ratings used by Moody's and S&P, see the Statement of Additional Information.
  LOW RATED SECURITIES. In addition to the investments in high grade and investment grade securities described above, the Fund may invest up to 5% of its net assets in mortgage-related securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. (Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of its total assets in mortgage-related securities.) The Fund may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e., below BBB) where such securities were investment grade at the time of purchase but subsequently down-graded. See "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information. Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Although they may offer higher yields than do higher rated securities, such low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares. See the Statement of Additional Information for a description of the ratings used by S&P and Moody's and for further discussion of low rated debt securities.
  U.S. GOVERNMENT SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
  Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.
  The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.
  NON-GOVERNMENTAL SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Mortgage Securities Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund's investment adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Mortgage Securities Fund will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.
  COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

  In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.
  The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. For that reason, and except as otherwise provided (see the following paragraphs for a discussion of the Fund's investment policies regarding CMOs known as "Z" bonds and inverse or reverse floating CMOs), the Fund will not purchase a CMO tranche unless, at the time of purchase, such tranche is part of a series with either the first or second highest priority within the CMO to receive cash flows. These types of CMOs tend to provide more predictable and stable returns, but carry lower current yields, than other more volatile CMOs (which have a lower cash flow priority). A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
  The Fund may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the Fund will not purchase a Z bond if the Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
  The Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 10% of the Fund's net assets.
  STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
  The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy the Fund will treat all IOs and POs as illiquid securities. Therefore, the Fund will limit its investments in IOs and POs, together with all other illiquid securities, to 10% of the Fund's net assets. See "Investment Restrictions."
  OTHER SECURITIES. Mortgage Securities Fund may invest up to 35% of the value of its total assets in the following types of securities: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; (iv) debt securities which, although not mortgage-related securities, are rated BBB or Baa or better by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Mortgage Securities Fund's investment adviser, provided that the aggregate amount invested by the Fund in securities rated BBB or Baa or their equivalent, including both debt securities and mortgage-related securities, will not exceed 35% of its total assets (see the discussion of securities rated BBB or Baa under "High Grade & Investment Grade Securities" above); and (v) debt securities which, although not mortgage-related securities, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser, provided that the aggregate amount invested by the Fund in securities rated BB or Ba or their equivalent, including both debt securities and mortgage-related securities, will not exceed 5% of its total assets (see "Low Rated Securities" above). When business or financial conditions warrant, Mortgage Securities Fund may take a temporary defensive position and invest without limit in the foregoing securities, exclusive of securities rated below investment grade.
  DIRECT INVESTMENTS IN MORTGAGES. Mortgage Securities Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from Mortgage Securities Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as Mortgage Securities Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund's investment adviser. Mortgage Securities Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.
  WHEN-ISSUED SECURITIES. Mortgage Securities Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, or any security that is not considered illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily.
  The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities (see "Mortgage Dollar Rolls" below).
  The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of the Fund's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

  MORTGAGE DOLLAR ROLLS. In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund's investment adviser to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.
  INTEREST RATE FUTURES CONTRACTS. The Fund may invest in contracts for the future delivery of fixed income securities ("interest rate futures contracts"). The Fund will sell such contracts to protect itself against expected increases in interest rates and purchase such contracts to protect itself against expected decreases in such interest rates. Interest rate futures contracts will not be entered into if immediately thereafter (a) more than 5% of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase price under open futures contract purchases would exceed 30% of the value of the Fund's total assets. These instruments involve potential risk of loss to the Fund due to the possibility that futures prices may not correlate with cash prices and that Advantus Capital may be incorrect in its expectations as to the direction and extent of interest rate movements. In addition, the value of such futures contracts may not vary in direct proportion to the value of the Fund's portfolio securities, in which case a closing transaction may fail to offset completely decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.
  OPTIONS. The Fund may also purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets.
  INVESTMENT RESTRICTIONS. Mortgage Securities Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, which are fundamental policies. Without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not: (i) purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation; (ii) purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (iii) borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; (iv) invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old; or
(v) invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

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RISKS OF INVESTING
IN THE FUND The Fund's yield and the price of the Fund's shares are not guaranteed. There is risk in all investment and, depending on the performance of the Fund's investments, the value of an investment in the Fund may decrease as well as increase.
  The Fund may, with respect to 25% of its total assets, invest in excess of 5% of its total assets in securities of a single issuer. To the extent it does so, the Fund may be less well diversified than other mutual funds which do not invest in excess of 5% of their total assets in securities of a single issuer.
  The net asset values of shares of Mortgage Securities Fund will fluctuate in response to changes in interest rates. In general, when market interest rates rise, prices of mortgage-related and fixed income securities (such as those held by Mortgage Securities Fund) decline. When interest rates decline, prices of mortgage-related and fixed income securities tend to rise. In periods of declining mortgage interest rates, however, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by Mortgage Securities Fund at lower rates. Although mortgage-related securities are generally supported by some form of government or private guarantees and insurance, Mortgage Securities Fund's shares are not guaranteed and there can be no assurance that private insurers can meet their obligations.
  The Fund may invest up to 35% of its total assets in mortgage-related securities and corporate bonds rated BBB or Baa by S&P or Moody's, respectively. To the extent the Fund invests in such securities, it will be investing in securities which may involve risks and which in fact have speculative elements not associated with bonds rated A or higher by S&P or Moody's. S&P, in its description, says that debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Moody's says that, with respect to bonds rated Baa, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The Fund may also invest up to 5% of its net assets in mortgage-related securities and corporate bonds rated BB or Ba by S&P or Moody's, respectively. Such securities are rated below investment grade, are predominately speculative in nature, and present greater credit risk than investment grade obligations. See "Low Rated Securities," above, for further discussion of the risks associated with such securities.
  Some of the investment policies which the Fund may employ, such as investing in collateralized mortgage obligations, stripped mortgage-backed securities, options, interest rate futures contracts, and when-issued securities and forward commitments, involve special risks not associated with more traditional investment instruments and policies. See "Investment Policies," above, and the Statement of Additional Information for risks associated with these investments.

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PORTFOLIO
TURNOVER

                Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  The Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis.

  Higher portfolio turnover rates (100% or more) may also result in greater tax consequences for investors. A fund with a higher rate of portfolio turnover may realize substantial additional capital gains, both long-term and short-term, which gains would then result in additional taxable distributions to shareholders. See "Dividends and Capital Gains Distributions" and "Taxes."
  See "Financial Highlights," above, and the Statement of Additional Information, for more information about the Fund's portfolio turnover policies and rates.

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MANAGEMENT
OF THE FUND

                    Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinarily prudent person in like position would exercise in similar circumstances. However, this management may be delegated.
  The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, two other mutual funds (MIMLIC Cash Fund, Inc. and Advantus Series Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $13 billion. The address of the Fund, Advantus Capital, MIMLIC Management, Ascend Financial and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.
  Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital.
  The name and title of the portfolio manager employed by Advantus Capital who is primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and his other business experience during the past five years are set forth below:

      PORTFOLIO MANAGER         PRIMARY PORTFOLIO        BUSINESS EXPERIENCE
          AND TITLE               MANAGER SINCE         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------
KENT R. WEBER                   JANUARY 1, 1990     VICE PRESIDENT OF ADVANTUS
VICE PRESIDENT AND PORTFOLIO                        CAPITAL; INVESTMENT OFFICER OF
MANAGER                                             MIMLIC MANAGEMENT

  The Fund pays Advantus Capital an advisory fee equal on an annual basis to .575% of the Fund's average daily net assets. For this fee, Advantus Capital acts as investment adviser and manager for the Fund and pays the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. The Fund has engaged Minnesota Mutual to act as its transfer agent, dividend disbursing agent and redemption agent. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund in exchange for a fixed monthly fee which is reviewed annually by the Fund's Board of Directors. During the fiscal year ended September 30, 1997, the Fund paid Minnesota Mutual $43,200 for such services.
  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. Ascend Financial, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.
  For the year ended September 30, 1997, the expenses paid by the Fund (after the voluntary absorption of certain expenses by the Fund's investment adviser and the voluntary waiver of certain Class A Rule 12b-1 fees by Ascend Financial, as a percentage of average daily net assets attributable to Class A, Class B and Class C shares, were .95%, 1.70% and 1.70%, respectively. If the Fund had been charged for the expenses voluntarily absorbed and waived, the annual operating expenses, as a percentage of average net assets would have been 1.37%, 2.07% and 2.07% for Class A, Class B and Class C, respectively. Advantus Capital and Ascend Financial reserve the option to reduce further the level of expenses which each will voluntarily absorb or waive for the Fund.

--------------------------------------------
THE UNDERWRITER AND
PLANS OF DISTRIBUTION The Fund has entered into a Distribution Agreement with Ascend Financial pursuant to which Ascend Financial acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to Ascend Financial equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

 RULE 12B-1 FEE AS PERCENTAGE OF
    AVERAGE DAILY NET ASSETS
         ATTRIBUTABLE TO
CLASS A      CLASS B      CLASS C
SHARES       SHARES       SHARES
---------------------------------
 .30%         1.00%        1.00%

  Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and Class C shares. Ascend Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as Rule 12b-1 fees pursuant to the Plans.
  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares, and a portion of the fee payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate (in addition to the sales load) broker-dealers, including Ascend Financial and its registered representatives, banks, and other financial institutions for their sale of Fund shares and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.
  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Ascend Financial may also use the shareholder servicing portion of the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.
  Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------
PURCHASE OF
FUND SHARES

                    The Fund's shares may be purchased at the public offering price from Ascend Financial (the underwriter of the Fund's shares), and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order.
  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.
  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."
  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.
  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.
  PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to Advantus Funds, P.O. Box 64132, St. Paul, Minnesota 55164-0132. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.
  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact the Fund at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds, P.O. Box 64132, St. Paul, Minnesota 55164-0132.
  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.
  TIMING OF PURCHASE ORDERS. An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.
  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.
  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.
  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Interest rate futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

--------------------------------------------
SALES
CHARGES

              The sales charges applicable to purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.

--------------------------------------------
CLASS A
SHARES The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                                                                                         AMOUNT PAID TO
                                                                                                       BROKER-DEALERS AS
                                                                       SALES CHARGE AS A                A PERCENTAGE OF
                                                                         PERCENTAGE OF:                 OFFERING PRICE:
VALUE OF TOTAL INVESTMENT                                     OFFERING PRICE   NET AMOUNT INVESTED   STANDARD   AFFILIATED*
---------------------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                                5.0  %            5.26   %          4.50 %      5.0  %
$50,000 BUT LESS THAN $100,000                                   4.5               4.71              4.05        4.5
$100,000 BUT LESS THAN $250,000                                  3.5               3.63              3.15        3.5
$250,000 BUT LESS THAN $500,000                                  2.5               2.56              2.25        2.5
$500,000 BUT LESS THAN $1,000,000                                1.5               1.52              1.35        1.5
$1,000,000 AND OVER                                                0                  0              .9*  *       .9  **

    *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.
   **THESE PAYMENTS ARE PAID BY ASCEND FINANCIAL OR ONE OF ITS AFFILIATES, AT ITS OWN EXPENSE, AND NOT BY THE FUND OR ITS SHAREHOLDERS.

  Note that the sales charge depends on the total value of an investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if an investor already owns shares with a net asset value of $40,000 and decides to invest in additional Class A shares having a public offering price of $10,000, the investor will pay a sales charge equal to 4.5% of the entire additional $10,000 investment, since the total value of the investment is now $50,000.

  RULE 12b-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, MIMLIC Management, Ascend Financial, Minnesota Mutual or any of Minnesota Mutual's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.

--------------------------------------------
CLASS B
SHARES Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                    SHARES CONVERT
                                                                                          TO
SHARES PURCHASED                                                                    CLASS A IN THE
IN AN                                             CDSC APPLICABLE IN YEAR            MONTH AFTER
AMOUNT                                     1      2      3      4      5      6     EXPIRATION OF
--------------------------------------------------------------------------------------------------
LESS THAN $50,000                         5.0%   4.5%   3.5%   2.5%   1.5%   1.5%       84 MONTHS
$50,000 BUT
 LESS THAN
 $100,000                                 4.5    3.5    2.5    1.5    1.5    0          76 MONTHS
$100,000 BUT
 LESS THAN
 $250,000                                 3.5    2.5    1.5    1.5    0      0          60 MONTHS
$250,000 BUT
 LESS THAN
 $500,000                                 2.5    1.5    1.5    0      0      0          44 MONTHS
$500,000 BUT
 LESS THAN
 $1,000,000                               1.5    1.5    0      0      0      0          28 MONTHS

  Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                            AMOUNT PAID TO
                                           BROKER-DEALER AS
                                            A PERCENTAGE OF
                                            OFFERING PRICE:
SHARES PURCHASED IN AN AMOUNT             STANDARD   AFFILIATED*
-------------------------------------------------------------
LESS THAN $50,000                          3.75%      4.17%
$50,000 BUT LESS THAN $100,000             3.38       3.75
$100,000 BUT LESS THAN $250,000            2.63       2.92
$250,000 BUT LESS THAN $500,000            1.88       2.08
$500,000 BUT LESS THAN $1,000,000          1.13       1.25

   *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.

  RULE 12b-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
CLASS C
SHARES Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                               SHARES
                                             CONVERT TO
                                             CLASS A IN
                                                 THE
                                             MONTH AFTER
SHARES PURCHASED IN AN AMOUNT               EXPIRATION OF
---------------------------------------------------------
LESS THAN $50,000                             96 MONTHS
$50,000 BUT LESS THAN $100,000                88 MONTHS
$100,000 BUT LESS THAN $250,000               72 MONTHS
$250,000 BUT LESS THAN $500,000               56 MONTHS
$500,000 BUT LESS THAN $1,000,000             40 MONTHS

  The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12b-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
OTHER PAYMENTS
TO BROKER-DEALERS The commissions paid to broker-dealers in connection with the sale of Class A and Class B shares are as described above. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. Broker-dealers selling Class A and Class C shares will receive Rule 12b-1 distribution fees which equal, on an annual basis, .25% and .75%, respectively, of the net asset values attributable to such shares. Rule 12b-1 service fees will also be paid to broker-dealers selling Class B and Class C shares in amounts equal, on an annual basis, to .25% and .25%, respectively, of the net asset values attributable to such shares.
  In addition, Ascend Financial or Minnesota Mutual will pay to "affiliated" broker-dealers (i.e., broker-dealers owned by general agents of Minnesota Mutual), based uniformly on the sale of all classes of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Affiliated broker-dealers earning such credits will be allowed to elect to receive from Ascend Financial or Minnesota Mutual, in lieu of such credits, cash in an amount equal to the cost of providing such credits.

--------------------------------------------
SPECIAL
PURCHASE
PLANS

               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge (see the Statement of Additional Information for the terms and conditions applicable to these special purchase plans):
- Letter of Intent--the applicable sales charge is based on purchases which the investor intends to make, and then makes, during a 13-month period in an amount not less than $50,000.
- Combined investments in all Advantus Multiple
  Class Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Combined purchases with spouse, children, and/or single trust estates--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.
- Group Purchases--individuals who are members of a qualified group (which must meet criteria established by Ascend Financial) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month and thereby lower the average cost per share through the principle of "dollar cost averaging." For more information on any of these plans, contact Ascend Financial or an Ascend Financial representative.

--------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES

                             A shareholder can exchange some or all of his or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided that the shareholder has an already open account in such other Advantus Multiple Class Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.
  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.
  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Multiple Class Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Multiple Class Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.
  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, unless the shareholder has elected on the account application not to have telephone transaction privileges (see "Telephone Transactions"). Up to four exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
SYSTEMATIC EXCHANGE
PLAN Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

--------------------------------------------
REDEMPTION OF
FUND SHARES

                      Registered holders of shares of the Fund may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.
  Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.
  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 1-612-665-6689.
  SIGNATURE GUARANTEE. In order to protect both shareholders and the Fund against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000.
  A signature guarantee is required, however, if (i) the redemption proceeds are $25,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.
  A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.
  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges-- Class B Shares," above.
  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.
  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.
  TELEPHONE REDEMPTION. The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling the Fund's transfer agent at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $25,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.
  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.
  FUND'S RIGHT TO REDEEM SMALL ACCOUNTS. The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.
  SYSTEMATIC WITHDRAWAL PLANS. An investor owning shares in any one Advantus Fund having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments represent proceeds from the redemption of shares and may therefore reduce and possibly exhaust the initial investment. Withdrawal payments attributable to the redemption of Class B shares may also be subject to a contingent deferred sales charge. A shareholder should therefore consider carefully whether a Systematic Withdrawal Plan is appropriate in the circumstances. See the Statement of Additional Information for details of the terms and conditions applicable to Systematic Withdrawal Plans.

--------------------------------------------
TELEPHONE
TRANSACTIONS

                     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.
  Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning the Fund's transfer agent, toll free, at 1-800-665-6005, Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central
Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. Telephone exchanges may be made only between Advantus Fund accounts having identical registrations. The maximum amount which may be redeemed by telephone is $25,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

  The Fund and its transfer agent, Minnesota Mutual, will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Minnesota Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

--------------------------------------------
REINSTATEMENT
PRIVILEGE

                      Shareholders who redeem shares in the Fund have a one-time privilege to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Multiple Class Funds by notifying Ascend Financial within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTIONS

                      The policy of Mortgage Securities Fund is to declare dividends from net investment income on each business day of the Fund, except that dividends for Saturdays, Sundays, and holidays are declared on the next business day. Mortgage Securities Fund pays dividends after the close of business on or about the last day of each month. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.
  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Multiple Class Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

--------------------------------------------
TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.
  During the year ended September 30, 1997, the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. For individuals, estates and trusts, the Taxpayer Relief Act of 1997 (the "1997 Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Under IRS regulations issued pursuant to the Act, the Fund will notify shareholders who are individuals as to whether they must treat capital gain distributions that they receive as mid-term or long-term capital gains. Long-term capital gains of individuals are taxed at a maximum rate of 20%, while mid-term capital gains of individuals are taxed at 28%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.
  It is not expected that any of the dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.
  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
  Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares where held more than one year. For shareholders who are individuals, estates or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.
  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.
  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.
  The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

--------------------------------------------
INVESTMENT
PERFORMANCE

                    Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.
  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum initial or deferred sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

--------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS The Fund's performance figures shown in the following table do not reflect the Fund's maximum 5% initial sales charge or contingent deferred sales charge applicable to Class A and Class B shares, respectively. (See "Standard Average Annual Total Returns," below.) Such figures do, however, reflect the reinvestment of dividend and capital gains distributions in additional shares and all recurring fees, such as investment management fees. Such figures also reflect, during certain periods, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser and the waiver of certain Class A 12b-1 fees by the Fund's Distributor.

                                                                      AVERAGE ANNUAL
                                                                   TOTAL RETURN FOR THE
                                                                   PERIODS SHOWN ENDING
                                                                    SEPTEMBER 30, 1997
                                                                                                      SINCE
                                             1 YEAR            5 YEARS           10 YEARS           INCEPTION
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES (1)                             10.4%             6.6%               9.3%               9.0%
CLASS B SHARES (2)                              9.7              N/A                N/A                8.2
CLASS C SHARES (3)                              9.7              N/A                N/A                8.4

   (1) INCEPTION WAS MAY 3, 1985.
   (2) INCEPTION WAS AUGUST 19, 1994.
   (3) INCEPTION WAS MARCH 1, 1995.

---------------------------------------------------------------
STANDARD AVERAGE ANNUAL
TOTAL RETURNS The table below shows the average annual total returns for Class A, Class B and Class C shares of the Fund for the periods indicated. Such figures reflect the deduction of the Fund's maximum 5% sales load applicable to Class A shares, the contingent deferred sales charge applicable to Class B shares, and, for certain periods, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser and the waiver of certain Class A 12b-1 fees by the Fund's Distributor.

                                                                 STANDARD AVERAGE ANNUAL
                                                                   TOTAL RETURN FOR THE
                                                                   PERIODS SHOWN ENDING
                                                                    SEPTEMBER 30, 1997
                                                                                                      SINCE
                                             1 YEAR            5 YEARS           10 YEARS           INCEPTION
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES (1)                              4.9%             5.5%               8.7%               N/A
CLASS B SHARES (2)                              4.7              N/A                N/A                7.5%
CLASS C SHARES (3)                              9.7              N/A                N/A                8.4

   (1) INCEPTION WAS MAY 3, 1985.
   (2) INCEPTION WAS AUGUST 19, 1994.
   (3) INCEPTION WAS MARCH 1, 1995.

---------------------------------------------------------------
RANKINGS, RATINGS AND
COMPARATIVE RETURNS The Fund may from time to time advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms. The Fund may also advertise comparisons of its returns with various indices, including both unmanaged market indices and indices which measure the performance of groups of mutual funds with similar investment objectives and policies.

--------------------------------------------
ADDITIONAL PERFORMANCE
INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus. Shareholders of the Fund may also telephone Ascend Financial at (888) 237-1838 for current quotations of yield, average annual total return and cumulative total return.
  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.

--------------------------------------------
GENERAL
INFORMATION

                    The Fund was incorporated in October 1984 as a Minnesota corporation. The Fund's name was changed, by vote of its shareholders, to its current name in February 1995. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.
  On September 30, 1997, Minnesota Mutual and its subsidiaries owned shares in each class of shares of the Fund as set forth in the following table:

                                               NUMBER OF SHARES
                                              OWNED BY MINNESOTA
        SHARES OUTSTANDING                  MUTUAL AND SUBSIDIARIES
 CLASS A     CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------
2,664,489     575,760      207,379      621,522            0        1,171

  Minnesota Mutual, Advantus Capital, MIMLIC Management and Ascend Financial are all organized as Minnesota corporations.
  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.
  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.

--------------------------------------------
COUNSEL AND
INDEPENDENT
AUDITORS

                    The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the general counsel for the
Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.

--------------------------------------------
CUSTODIAN

                 Bankers Trust Company, 280 Park Avenue, New York, New York 10017 acts as custodian of the securities held by Mortgage Securities Fund.

ADVANTUS MORTGAGE SECURITIES FUND, INC.
FUND INFORMATION:

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(612) 665-3826

UNDERWRITER
Ascend Financial Services, Inc.
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(612) 665-4833
(888) 237-1838

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
The Minnesota Mutual Life Insurance Company
P.O. Box 64132
St. Paul, Minnesota 55164-0132
(800) 665-6005

CUSTODIAN
Bankers Trust Company
280 Park Avenue
New York, New York 10017

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Dorsey & Whitney LLP

                     [LOGO--ADVANTUS -TM- FAMILY OF FUNDS]

                       STATEMENT OF ADDITIONAL INFORMATION






                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.



                                 January 30, 1998









       This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated January 30, 1998 and should be read in conjunction therewith. A copy of each Prospectus may be obtained from Advantus Funds, P.O. Box 64132, St.
Paul, Minnesota 55164-0132 (telephone (800) 665-6005).







THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS AND ANNUAL REPORT TO SHAREHOLDERS FOR THE RESPECTIVE FUND.

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Horizon Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Spectrum Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Mortgage Securities Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Cornerstone Fund and Enterprise Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Additional Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Control and Management of Advantus Capital and Ascend Financial . . . . . . . . . . . . . . . . . . .
       Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund Sub-Adviser -- Templeton Counsel . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund Investment Sub-Advisory Agreement -- Templeton Counsel . . . . . . . . . . . . . .
       Distribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Payment of Certain Distribution Expenses of the Funds . . . . . . . . . . . . . . . . . . . . . . . .

MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Right of Accumulation-Cumulative Purchase Discount. . . . . . . . . . . . . . . . . . . . . . . . . .
       Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Combining Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Group Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Waiver of Sales Charges For Certain Sales of Class A Shares . . . . . . . . . . . . . . . . . . . . .

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Open Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Automatic Investment Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Group Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Retirement Plans Offering Tax Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Systematic Withdrawal Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Exchange and Telephone Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Reinstatement Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A - MORTGAGE-RELATED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Underlying Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Liquidity and Marketability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Average Life. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Yield Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Bond Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX C - FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Use of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Description of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Risks in Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Example of Futures Contract Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Example of Futures Contract Purchase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                  GENERAL INFORMATION AND HISTORY

       Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Advantus Funds" or the "Funds," are open-end diversified investment companies, commonly called mutual funds. Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C).
 Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                      INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

       Mortgage Securities Fund, Spectrum Fund and Bond Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

       The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

       When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions, the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities, having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into mortgage "dollar rolls." These transactions are entered into in order to generate incremental income and without the intention of actually acquiring securities. In such circumstances the Fund agrees to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. The Fund may receive a negotiated fee as an inducement "roll over" its purchase commitment. For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

INTEREST RATE FUTURES CONTRACTS

       Mortgage Securities Fund and Bond Fund may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Fund will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed 30% of the value of the Fund's total assets. In addition, when purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position, to cover the Fund's obligation.

       The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like the Fund, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions and positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Fund intends to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Fund and any of its principals and employees as a commodity pool operator unnecessary.

       The Fund will incur certain risks in employing interest rate futures contracts to protect against cash market price volatility. One risk is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various investment rate movements or the time span within which the movements take place.

       For a detailed discussion of futures contracts and the risks of investing therein, see Appendix C to this Statement of Additional Information.

OPTIONS - HORIZON FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

OPTIONS - MORTGAGE SECURITIES FUND

       Mortgage Securities Fund may purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

       A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Fund.

       In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

       The Fund generally purchases options in negotiated transactions with the writers of the options. The Fund purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Fund may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

OPTIONS - SPECTRUM FUND AND BOND FUND

       The Fund may write (sell) "covered" call options and purchase "covered" put options. The Fund will not purchase call options except to close out call options previously written by the Fund, nor will it write put options except to close out put options previously purchased by the Fund.
The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

       Spectrum Fund does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets. In addition, Bond Fund will purchase covered put options (and purchase call options to close out call options previously written by the Fund) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of net assets.

       A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Exchanges and of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date).

       The Fund will only write "covered" call and purchase "covered" put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. Each Fund will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the OCC, or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Fund's investment adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction. In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Fund's investment adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the Securities and Exchange Commission; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the Securities and Exchange Commission.) Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Fund invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Fund's 10% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions").

       The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return.
 When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Fund's investment adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.
By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

       The Fund will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

WARRANTS WITH CASH EXTRACTIONS

       The International Fund may invest up to 5% of its assets in warrants, including warrants used in conjunction with the cash extraction method. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

       For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

       If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized).
The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

     Each of Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund and International Fund may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively as described in each Fund's Prospectus. Each of Spectrum Fund, Mortgage Securities Fund and Bond Fund may also invest up to 5% of its net assets in debt securities rated BB or Ba by S&P or Moody's, respectively. Cornerstone Fund may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B-by S&P or B3 by Moody's. In each case, the respective Fund may also invest in securities which are unrated if the Fund's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk. (See each Fund's Prospectus for information regarding these securities and the Fund's policy regarding them.)


     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.


    These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any Fund held in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

     Low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

SHORT SALES AGAINST THE BOX

    Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

INVESTMENTS IN RUSSIA

     The International Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

      The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States.
In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

                            INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

HORIZON FUND

       Horizon Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (15) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (16) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

SPECTRUM FUND

       Spectrum Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations; [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

            (4) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (5) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (6) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (7) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (8) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (9) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares of securities of that company, together own more than 5%;

            (10) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loans, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (11) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (12) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (13) Make investments for the purpose of exercising control or management;

            (14) Participate on a joint or joint and several basis in any trading account in securities;

            (15) Write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position;

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

MORTGAGE SECURITIES FUND

       Mortgage Securities Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investment in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Lend its portfolio securities;

            (5) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of the company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies;"

            (10) Buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts; (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts.

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (14) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

MONEY MARKET FUND (Restriction number 15 is not "fundamental".)

       Money Market Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund maybe deemed to be an underwriter in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write or purchase put or call options, or combinations thereof;

            (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

BOND FUND (Restriction number 16 is not "fundamental".)

       Bond Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries, and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets;
       or enter into reverse repurchase agreements;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies," and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by Advantus Capital to reduce brokerage commissions or otherwise to achieve best overall execution);

            (14) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market); or

            (16) Invest more than 10% of its net assets in securities of foreign issuers which are not U.S. dollar-denominated and publicly traded in the United States (This restriction is non-fundamental.).

CORNERSTONE FUND AND ENTERPRISE FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental and may be changed by the Funds' Boards of Directors.)

       Cornerstone Fund and Enterprise Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (12) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

           (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INTERNATIONAL FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       International Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

              (12) Invest in the securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

              (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser;

              (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets; or

              (15) Invest more than 5% of its assets in warrants other than warrants acquired in units or attached to other securities; provided, that of such 5%, not more than 2% of the Fund's assets shall be invested in warrants that are not exchange listed.

ADDITIONAL INVESTMENT RESTRICTIONS

       Certain of the Funds have agreed with the staff of the Securities and Exchange Commission that, as a non-fundamental operating policy, the following additional investment restrictions, which modify certain of the fundamental investment restrictions described above, will be observed:

              (1) Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund will not purchase any security if, as a result, "25% or more" of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (see investment restriction number 2 for each Fund).


              (2) Spectrum Fund, in applying the limitation on investments in securities of issuers conducting their principal business activities in a single industry (see Spectrum Fund investment restriction number 2, as modified by additional investment restriction number 1 above), will also apply such limitation to certificates of deposit and bankers' acceptances of United States banks and savings and loan associations.


              (3) Spectrum Fund shall include reverse repurchase agreements as a "borrowing" for purposes of applying the Fund's 5% of net assets limitation on borrowing money (see Spectrum Fund investment restriction number 6).

ALL FUNDS


       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 71.5%, 84.7%, and 46.8%, respectively.

Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 141.4%, 140.5%, and 125.5%, respectively.

Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 85.1%, 125.2%, and 203.7%, respectively.

Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 180.5%, 222.6%, and 270.7%, respectively. The substantial rate of portfolio turnover for the years ended September 30, 1996 and 1995 was attributable to the fact that the Fund took advantage of opportunities created in the corporate bond market as a result of tightening spreads between corporate bonds and U.S. Treasury bonds. The Fund was able to buy corporate bonds at very attractive prices when the spreads were wide and sell those bonds at appreciated values when the spreads narrowed.

Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal years ended September 30, 1997, 1996 and 1995, Cornerstone Fund's portfolio turnover rate was 87.7%, 128.0%, and 160.1%, respectively. For the fiscal years ended September 30, 1997, 1996 and 1995, Enterprise Fund's portfolio turnover rate was 65.8%, 80.2%, and 48.8%, respectively.

International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal years ended September 30, 1997, 1996 and 1995, International Fund's portfolio turnover rate was 74.4%, 56.1%, and 52.0%, respectively.

                    DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                              Position with    Principal Occupation and Other
Name and Address                the Funds        Affiliations (Past 5 Years)
----------------              -------------    ------------------------------
Paul H. Gooding*              President        Vice President and Treasurer of
Advantus Capital              and Director     Minnesota Mutual; President and
 Management, Inc.                              Director of Advantus Capital;
400 Robert Street North                        President, Treasurer and Director
St. Paul, Minnesota 55101                      of MIMLIC Management

Frederick P. Feuerherm*       Vice President,  Second Vice President of Minnesota
The Minnesota Mutual          Treasurer        Mutual; Vice President and Assistant
 Life Insurance Company       and Director     Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott               Director         Retired, Vice President and Treasurer
409 Birchwood Avenue                           of Minnesota Mining and Manufacturing
White Bear Lake,                               Company (tape, adhesive, photographic,
 Minnesota 55110                               and electrical products) through June
                                               1989

Charles E. Arner              Director         Retired, Vice Chairman of The First
E-1218 First National                          National Bank of Saint Paul from
 Bank Building                                 November 1983 through June 1984;
332 Minnesota Street                           Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                      of The First National Bank of Saint
                                               Paul from October 1980 through
                                               November 1983

Ellen S. Berscheid            Director         Regents' Professor of Psychology at
University of Minnesota                        the University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer             Secretary        Partner with the law firm of
Dorsey & Whitney LLP                           Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

_________________________

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.

    Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital or MIMLIC Management. Each director of the Funds who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other four investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended September 30, 1997, each Director not affiliated with Advantus Capital or MIMLIC Management was compensated by the funds in accordance with the following table:


                                             Pension or                                Total
                                             Retirement                            Compensation
                          Aggregate           Benefits            Estimated        From Funds and
                       Compensation          Accrued as            Annual           Fund Complex
                          from the          Part of Fund        Benefits Upon          Paid to
Name of Director          Funds(1)            Expenses           Retirement           Directors
----------------     ----------------     ----------------   ----------------     ----------------
Charles E. Arner          $2,429.52             n/a                 n/a               $13,000
Ellen S. Berscheid        $2,429.52             n/a                 n/a               $13,000
Ralph D. Ebbott           $2,429.52             n/a                 n/a               $13,000



(1) During the fiscal year ended September 30, 1997, each Director not affiliated with Advantus Capital or MIMLIC Management received $275.75 from Horizon Fund, $442.39 from Spectrum Fund, $183.21 from Mortgage Securities Fund, $306.34 from Money Market Fund, $148.24 from Bond Fund, $266.75 from Enterprise Fund, $505.30 from Cornerstone Fund and $301.54 from International Fund.

As of September 30, 1997, the directors and executive officers of the Funds did not own any shares of the Funds, except for Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, Paul H. Gooding who owned less than 1% of the outstanding shares of each of Horizon Fund, Money Market Fund and Bond Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Horizon Fund and Spectrum Fund.

                           DIRECTOR LIABILITY

       Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

       Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                      INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

       Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. The same portfolio managers and other personnel who previously provided investment advisory services to the Funds through MIMLIC Management continue to provide the same services through Advantus Capital. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND ASCEND FINANCIAL

       Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $13 billion. Ascend Financial is also a subsidiary of MIMLIC Management. Paul H. Gooding, President and a Director of each of the Funds, is President and director of Advantus Capital, and President, Treasurer, and a Director of MIMLIC Management. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President and Assistant Secretary of MIMLIC Management. James P. Tatera, Senior Vice President, Treasurer and Director of Advantus Capital, is also Vice President of MIMLIC Management. Richard W. Worthing is a Vice President and Head of Equities with MIMLIC Management.


INVESTMENT ADVISORY AGREEMENT

       Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated March 1, 1995 for each Fund, each of which Advisory Agreements was approved by shareholders on February 14, 1995. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                      Advisory Fee as Percentage
                       Fund                              of Average Net Assets
                       ----                           --------------------------

       Horizon Fund                                              .80%
       Spectrum Fund                                             .60%
       Mortgage Securities Fund                                  .575%
       Money Market Fund                                         .50%
       Bond Fund                                                 .70%
       Cornerstone Fund                                          .80%
       Enterprise Fund                                           .80%
       International Fund:
              On the first $25 million in assets                 .95%
              On the next $25 million in assets                  .80%
              On the next $50 million in assets                  .75%
              On all assets in excess of $100 million            .65%

       From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, Inc. a sub-advisory fee equal to
 .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.


       Prior to March 1, 1995, the fees paid by the Funds for investment advisory services were paid to MIMLIC Management rather than to Advantus Capital. MIMLIC Management was compensated at the same rate as is Advantus Capital under the current Advisory Agreements. The fees paid by the Funds during the fiscal years ended September 30, 1997, 1996 and 1995, (before Advantus Capital's or MIMLIC Management's absorption of certain expenses, described below) were as follows:

         Fund                    1997          1996           1995
         ---                     ----          ----           ----

     Horizon Fund              $369,628      $319,371       $276,972
     Spectrum Fund              434,731       370,684        338,669
     Mortgage Securities Fund   171,007       154,423        155,798
     Money Market Fund          249,110       198,141        148,238
     Bond Fund                  154,304       130,555        104,228
     Cornerstone Fund           726,045       330,954        150,365
     Enterprise Fund            350,613       302,906        167,883
     International Fund         436,431       327,858        241,970

    For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and, except for Money Market Fund, pays the Funds' transfer agent, dividend disbursing agent and redemption agent expenses. Money Market Fund pays its own transfer agent, dividend disbursing agent, and redemption agent expenses. All of the Funds have engaged Minnesota Mutual to act as their transfer agent, dividend disbursing agent, and redemption agent. While the advisory fees paid by Horizon Fund, Cornerstone Fund, Enterprise Fund and International Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. During the fiscal year ended September 30, 1997, Money Market Fund paid Minnesota Mutual $133,574 for transfer agent services. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Funds. Minnesota Mutual currently provides such services to the Funds at a monthly cost of $3,600 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund, $3,000 for Money Market Fund, and $3,000 for International Fund. During the fiscal year ended September 30, 1997, each of the Funds paid Minnesota Mutual the following amounts for such services:

                   Fund                               Amount
                   ----                               ------

     Horizon Fund                                    $43,200
     Spectrum Fund                                    43,200
     Mortgage Securities Fund                         43,200
     Money Market Fund                                36,000
     Bond Fund                                        43,200
     Cornerstone Fund                                 43,200
     Enterprise Fund                                  43,200
     International Fund                               34,000

    Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital.
 In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

    During the fiscal years ended September 30, 1997, 1996 and 1995, Advantus Capital or MIMLIC Management (which was formerly the Funds' investment adviser) voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:

         Fund                     1997         1996         1995
         ---                      ----         ----         ----

     Horizon Fund               $    -0-     $    -0-     $  2,814
     Spectrum Fund                   -0-          -0-          -0-
     Mortgage Securities Fund    110,000       20,025        9,655
     Money Market Fund           139,462      142,522      151,288
     Bond Fund                    96,058       88,798      100,487
     Cornerstone Fund                -0-          -0-       47,635
     Enterprise Fund                 -0-          -0-       43,566
     International Fund           46,576          -0-       17,626

INTERNATIONAL FUND SUB-ADVISER -- TEMPLETON COUNSEL

       Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

       Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

       Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT -- TEMPLETON COUNSEL

       Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, and approved by shareholders of the Fund on February 14, 1995. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1998. The Templeton Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AGREEMENT

     The Board of Directors of each Fund, on January 14, 1998, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated March 1, 1995, except in the case of International Fund, whose Distribution Agreement is dated January 31, 1997. During the fiscal years ended September 30, 1997, 1996 and 1995, the commissions received by Ascend Financial under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for Ascend Financial to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follows:

         Fund                     1997             1996           1995

     Horizon Fund               $269,005         $247,322       $125,141
     Spectrum Fund               323,690          354,051        226,547
     Mortgage Securities Fund    190,368          101,891         97,402
     Bond Fund                   132,436          137,919         61,826
     Cornerstone Fund            671,121          271,957         62,839
     Enterprise Fund             152,474          163,228         57,059
     International Fund          325,230          158,726        150,769

During the same periods Ascend Financial retained from these commissions the following amounts:

         Fund                     1997             1996            1995

     Horizon Fund                $26,045          $40,283        $14,640
     Spectrum Fund                65,605           27,761         27,391
     Mortgage Securities Fund     10,151           13,435          5,436
     Bond Fund                     6,770           13,413          5,966
     Cornerstone Fund             42,739           21,374          5,200
     Enterprise Fund              12,279           15,980          6,201
     International Fund           10,075           24,740         16,080

The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

       Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the

Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Funds but not with Ascend Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to Ascend Financial which, on an annual basis, is equal to .30% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in the distribution and promotion of its shares. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                                   Rule 12b-1 Fee as Percentage
                                           of Average Daily Net Assets Attributable to
                                           -------------------------------------------

Fund                                    Class A Shares    Class B Shares    Class C Shares
----                                    --------------    --------------    --------------
Horizon Fund                                 .30%             1.00%              1.00%
Spectrum Fund                                .35%             1.00%              1.00%
Mortgage Securities Fund                     .30%             1.00%              1.00%
Bond Fund                                    .30%             1.00%              1.00%
Cornerstone Fund                             .30%             1.00%              1.00%
Enterprise Fund                              .30%             1.00%              1.00%
International Fund                           .30%             1.00%              1.00%

Such fees are also used for distribution-related services for all threee classes and for servicing of shareholder accounts in connection with Class B and C shares.

       All of the Rule 12b-1 fees payable by Money Market Fund and all of the Rule 12b-1 fees payable by the Advantus Multiple Class Funds and attributable to Class A shares of such Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of Money Market Fund and the Advantus Multiple Class Funds.

       The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Advantus Multiple Class Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.
In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 14, 1998, the directors of the Funds so concluded.

       During the fiscal year ended September 30, 1997, each of the Advantus Multiple Class Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as follows (distribution fees waived by Ascend Financial, if any, are shown in parentheses):


                                        Class A             Class B   Class C
                                        -------             -------   -------

     Horizon Fund                  $90,094    (18,019)      $88,081   $13,577
     Spectrum Fund                 211,730        n/a       102,667    16,944
     Mortgage Securities Fund       58,894    (11,780)       46,768    15,054
     Bond Fund                      16,487    (32,973)       47,412     8,158
     Cornerstone Fund               74,733   (149,466)      137,399    22,828
     Enterprise Fund                37,163    (74,325)       57,079     9,561
     International Fund             68,159    (68,159)        6,084    31,795

Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 1997. Ascend Financial waived distribution fees from Money Market Fund in the amount of $149,466 during such period.

       The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

                  MONEY MARKET FUND AMORTIZED COST METHOD OF
                             PORTFOLIO VALUATION

       Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

       Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

       The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

       Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

       Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

       Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal years ended September 30, 1997, 1996 and 1995, brokerage commissions paid were:

         Fund                     1997      1996      1995

     Horizon Fund                $61,259   $71,278   $40,274
     Spectrum Fund                56,107    69,801    63,194
     Mortgage Securities Fund        -0-       -0-       -0-
     Money Market Fund               -0-       -0-       -0-
     Bond Fund                       -0-       -0-       -0-
     Cornerstone Fund            263,314   165,563   146,804
     Enterprise Fund              37,239    39,583    29,639
     International Fund           82,535    34,467    42,199

       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1997, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                               Aggregate Transactions    Commissions Paid On
            Fund               Directed for Research     Directed Transactions
            ----               ----------------------    ---------------------

       Horizon Fund                $ 45,020,422               $ 59,890
       Spectrum Fund                224,537,979                 47,931
       Cornerstone Fund             212,423,488                253,945
       Enterprise Fund               63,547,654                 34,208
       International Fund            58,875,085                 82,535

During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

       Information regarding the acquisition by the Funds during the fiscal year ended September 30, 1997, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                 Approximate
                                                            Value of Securities
                                                               Owned at End of
Fund                               Name of Issuer               Fiscal Period
----                               --------------           -------------------

Horizon Fund                       Norwest Corporation          $  682,937
Spectrum Fund                      Norwest Corporation           1,261,440
                                   Lehman Brothers               1,029,326
                                   Ford Motor Credit               501,460
                                   Morgan Stanley                1,006,938
                                   Bear Stearns                    498,250
Mortgage Securities Fund           Lehman Brothers               1,026,715
                                   Bear Stearns                    747,374
                                   Morgan Stanley                  487,145
Money Market Fund                  GE Capital                    1,867,195
                                   Ford Motor Credit             2,365,900
                                   Norwest Financial             2,643,328
Bond Fund                          Lehman Brothers               1,029,326
                                   Norwest Corporation             304,367
                                   Ford Motor Credit               485,979
                                   GE Capital                      758,231
                                   Morgan Stanley                  906,279
International Balanced Fund        Deutsche Bank                 1,260,220

                         CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

        Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

       Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

       For the seven calendar days ended September 30, 1997, Money Market Fund's annualized current yield was 4.70% and its annualized effective yield was 4.81%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 4.04% and 4.12%, respectively.

ADVANTUS MULTIPLE CLASS FUNDS

       Advertisements and other sales literature for the Advantus Multiple Class Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Multiple Class Funds.

       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b     6
                           YIELD = 2[( ----- +1) -1]
                                        cd

                      Where:  a = dividends and interest earned during
                                  the period;

                              b = expenses accrued for the period (net
                                  of reimbursements);

                              c = the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends; and

                              d = the maximum offering price per share on the
                                  last day of the period.

       The yield on investments in each of these Funds for the 30 day period ended September 30, 1997 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.


                                                      Yield
                                                      ------

          Fund                        Class A         Class B         Class C
          ----                        -------         -------         -------

Horizon Fund                       -.32   (-.32)  -1.07  (-1.07)  -1.07  (-1.07)
Spectrum Fund                      2.92   (2.92)   2.42   (2.42)   2.42   (2.42)
Mortgage Securities Fund           7.41   (7.02)   7.07   (6.67)   7.05   (6.65)
Bond Fund                          6.90   (6.46)   6.36   (5.90)   6.37   (5.91)
Cornerstone Fund                    .71    (.71)   -.13   (-.13)   -.13   (-.13)
Enterprise Fund                    -.50   (-.50)  -1.39  (-1.39)  -1.39  (-1.39)
International Fund                 1.76   (1.76)   1.02   (1.02)   1.04   (1.04)

       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                            ERV = ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.


       The average annual total return on investments in each of the Advantus Multiple Class Funds for the periods indicated ending September 30, 1997, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                              1 Year
                                                              ------

           Fund                       Class A        Class B          Class C
           ----                       -------        -------          -------

Horizon Fund(1)                   18.7%  (18.7%)  19.3%  (19.3%)  24.0%  (24.0%)
Spectrum Fund(2)                  10.8%  (10.8%)  11.0%  (11.0%)  15.9%  (15.9%)
Mortgage Securities Fund(1)        4.9%   (4.4%)   4.7%   (4.3%)   9.7%   (9.3%)
Bond Fund(3)                       5.0%   (4.4%)   4.7%   (4.3%)   9.6%   (9.1%)
Cornerstone Fund(4)               31.4%  (31.1%)  32.7%  (32.7%)  37.1%  (37.1%)
Enterprise Fund(4)                 7.2%   (7.0%)   6.9%   (6.9%)  11.9%  (11.9%)
International Balanced Fund(5)    16.9%  (16.6%)   n/a     n/a    22.0%  (22.0%)

                                                       5 Year
                                                       ------

         Fund                        Class A            Class B         Class C
         ----                        -------            -------         -------
Horizon Fund(1)                   14.0%  (14.0%)          n/a             n/a
Spectrum Fund(2)                   9.8%   (9.8%)          n/a             n/a
Mortgage Securities Fund(1)        5.5%   (5.3%)          n/a             n/a
Bond Fund(3)                       5.7%   (4.9%)          n/a             n/a
Cornerstone Fund(4)                n/a     n/a            n/a             n/a
Enterprise Fund(4)                 n/a     n/a            n/a             n/a
International Balanced Fund(5)     n/a     n/a            n/a             n/a

                                                       10 Year
                                                       -------

         Fund                        Class A            Class B         Class C
         ----                        -------            -------         -------

Horizon Fund(1)                   11.3%  (11.2%)          n/a             n/a
Spectrum Fund(2)                   n/a     n/a            n/a             n/a
Mortgage Securities Fund(1)        8.7%   (8.6%)          n/a             n/a
Bond Fund(1)                       7.7%   (6.7%)          n/a             n/a
Cornerstone Fund(4)                n/a     n/a            n/a             n/a
Enterprise Fund(4)                 n/a     n/a            n/a             n/a
International Balanced Fund(5)     n/a     n/a            n/a             n/a

                                                  Since Inception
                                                  ---------------

         Fund                        Class A         Class B         Class C
         ----                        -------         -------         -------

Horizon Fund(1)                   12.2%  (12.2%)  20.4%  (20.4%)  23.0%  (23.0%)
Spectrum Fund(2)                  11.2%  (10.6%)  14.3%  (14.3%)  16.2%  (16.2%)
Mortgage Securities Fund(1)        8.6%   (8.3%)   7.5%   (7.3%)   8.4%   (8.2%)
Bond Fund(3)                       7.7%   (6.7%)   7.4%   (6.8%)   8.5%   (8.0%)
Cornerstone Fund(4)               25.8%  (25.4%)  26.4%  (26.4%)  31.6%  (31.6%)
Enterprise Fund(4)                16.4%  (16.3%)  16.7%  (16.7%)  18.7%  (18.7%)
International Balanced Fund(5)    10.8%  (10.5%)   7.3%   (7.3%)  16.3%  (16.3%)

---------------

(1)Class A Inception May 3, 1985.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995
(3)Class A Inception August 14, 1987.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
   Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
   Class B Inception January 31, 1997.
   Class C Inception March 1, 1995.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               ERV-P
                      CTR = ( ------- )100
                                P

        Where:   CTR = Cumulative total return

                 ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

                   P = initial payment of $1,000.

       The cumulative total return on investments in each of the Advantus Multiple Class Funds for the period indicated ended September 30, 1997, was a set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

Cumulative Total Return
-----------------------

         Fund                        Class A         Class B         Class C
         ----                        -------         -------         -------

Horizon Fund(1)                  318.8% (317.8%)  78.6%  (78.6%)  71.0%  (70.9%)
Spectrum Fund(2)                 186.3% (170.6%)  51.9%  (51.9%)  47.4%  (34.1%)
Mortgage Securities Fund(1)      177.7% (169.9%)  25.2%  (24.6%)  23.2%  (22.6%)
Bond Fund(3)                     112.4%  (93.0%)  24.8%  (22.8%)  23.5%  (22.0%)
Cornerstone Fund(4)              101.1%  (99.2%) 104.1% (104.0%) 103.7% (103.6%)
Enterprise Fund(4)                58.7%  (58.3%)  60.1%  (60.0%)  55.8%  (55.8%)
International Fund(5)             36.5%  (35.5%)   4.7%   (4.7%)  47.9%  (47.8%)

(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.
(5) Class A Inception September 16, 1994.
    Class B Inception January 31, 1997.
    Class C Inception March 1, 1995.

       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                    CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Multiple Class Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:


                               Shares Outstanding at September 30, 1997
                               ----------------------------------------

         Fund                 Class A           Class B         Class C
         ----                 -------           -------         -------

Horizon Fund                  1,742,946         521,312          78,348
Spectrum Fund                 3,836,755         768,581         118,388
Mortgage Securities Fund      2,664,489         575,760         207,379
Money Market Fund            54,490,917             n/a             n/a
Bond Fund                     1,642,025         600,784          86,285
Cornerstone Fund              5,746,329       1,155,909         183,953
Enterprise Fund               2,773,953         498,168          73,500
International Fund            4,070,942         172,870         303,938

     As of September 30, 1997, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                                                     Number of
Name and Address of Shareholder                Shares               Percentage
-------------------------------                ------               ----------

HORIZON FUND
   Minnesota Mutual and affiliates*              37,643                 1.6%

SPECTRUM FUND
   Minnesota Mutual and affiliates*              40,332                  .9%

MORTGAGE SECURITIES FUND
   Minnesota Mutual and affiliates*             622,693                18.1%

MONEY MARKET FUND
   Minnesota Mutual and affiliates*          19,181,553                35.2%

BOND FUND
   Minnesota Mutual and affiliates*             382,036                16.4%

CORNERSTONE FUND
   Minnesota Mutual and affiliates*           2,186,521                30.9%

ENTERPRISE FUND
   Minnesota Mutual and affiliates*           2,226,155                66.5%

INTERNATIONAL FUND
   Minnesota Mutual and affiliates*           2,549,662                56.1%

  * 400 Robert Street North, St. Paul, Minnesota 55101.


                             HOW TO BUY SHARES

       The procedures for purchasing shares of the Funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."

       In addition to purchases of shares through insurance agents and employees of Minnesota Mutual who are registered representatives of Ascend Financial and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the Prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with Ascend Financial.

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

       Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Multiple Class Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

       On September 30, 1997, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as follows:

                                  HORIZON FUND

CLASS A SHARES

    Net Assets ($40,191,660)   = Net Asset Value Per Share ($23.06)
------------------------------
Shares outstanding (1,742,946)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $23.06 = Public Offering Price Per Share ($24.27)
          ------
           .95

CLASS B SHARES

    Net Assets ($11,683,601)   = Net Asset Value AND Public
------------------------------
Shares outstanding (521,312)     Offering Price Per Share ($22.41)

CLASS C SHARES


    Net Assets ($1,753,590)    = Net Asset Value AND Public
------------------------------
Shares outstanding (78,348)      Offering Price Per Share ($22.38)


                                  SPECTRUM FUND

CLASS A SHARES

    Net Assets ($62,914,120)   = Net Asset Value Per Share ($16.40)
------------------------------
Shares outstanding (3,836,755)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $16.40 = Public Offering Price Per Share ($17.26)
          ------
           .95

CLASS B SHARES

    Net Assets ($12,555,823)   = Net Asset Value AND Public
------------------------------
Shares outstanding (768,581)     Offering Price Per Share ($16.34)

CLASS C SHARES

   Net Assets ($1,926,344)     = Net Asset Value AND Public
------------------------------
Shares Outstanding (118,388)      Offering Price Per Share ($16.27)

                            MORTGAGE SECURITIES FUND

CLASS A SHARES

    Net Assets ($28,089,174)   = Net Asset Value Per Share ($10.54)
------------------------------
Shares outstanding (2,664,489)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $10.54  = Public Offering Price Per Share ($11.09)
          ------
           .95

CLASS B SHARES

    Net Assets ($6,079,359)    = Net Asset Value and Public
------------------------------
Shares outstanding (575,760)     Offering Price Per Share ($10.56)


CLASS C SHARES

    Net Assets ($2,187,475)    = Net Asset Value and Public
------------------------------
Shares outstanding (207,379)     Offering Price Per Share ($10.55)

                                    BOND FUND

CLASS A SHARES

    NET ASSETS ($17,121,871)   = Net Asset Value Per Share ($10.43)
------------------------------
Shares outstanding (1,642,025)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $10.43 = Public Offering Price Per Share ($10.98)
           ------
            .95

CLASS B SHARES

    Net Assets ($6,263,466)    = Net Asset Value and Public
------------------------------
Shares outstanding (600,784)     Offering Price Per Share ($10.43)

CLASS C SHARES


    Net Assets ($898,922)      = Net Asset Value AND Public
------------------------------
Shares outstanding (86,285)       Offering Price Per Share ($10.42)

                                CORNERSTONE FUND

CLASS A SHARES

   Net Assets ($107,322,043)    = Net Asset Value Per Share ($18.68)
------------------------------
Shares outstanding (5,746,329)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $18.68 = Public Offering Price Per Share ($19.66)
           ------
           .95

CLASS B SHARES

    Net Assets ($21,405,401)   = Net Asset Value AND Public
------------------------------
Shares outstanding (1,155,909)   Offering Price Per Share ($18.52)

Class C Shares

    Net Assets ($3,398,747)    = Net Asset Value AND Public
------------------------------
Shares outstanding (183,953)     Offering Price Per Share ($18.48)

                                 ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($44,102,229)   = Net Asset Value Per Share ($15.90)
------------------------------
Shares outstanding (2,773,953)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $15.90 = Public Offering Price Per Share ($16.74)
           ------
            .95

CLASS B SHARES

    Net Assets ($7,682,813)    = Net Asset Value AND Public
------------------------------
Shares outstanding (498,168)     Offering Price Per Share ($15.42)

CLASS C SHARES

    Net Assets ($1,132,790)    = Net Asset Value AND Public
------------------------------
Shares outstanding (73,500)      Offering Price Per Share ($15.41)

                               INTERNATIONAL FUND

CLASS A SHARES

    Net Assets ($54,090,306)   = Net Asset Value Per Share ($13.29)
------------------------------
Shares outstanding (4,070,942)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $13.29 = Public Offering Price Per Share ($13.99)
           ------
            .95

CLASS B SHARES

    Net Assets ($2,286,525)    = Net Asset Value AND Public
------------------------------
Shares outstanding (172,870)     Offering Price ($13.23)

CLASS C SHARES

    Net Assets ($4,025,318)    = Net Asset Value AND Public
------------------------------
Shares outstanding (303,938)     Offering Price Per Share ($13.24)

                              REDUCED SALES CHARGES

Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

       The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Multiple Class Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

       The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds (except Money Market Fund) within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

       In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

       The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

       With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

       Directors and officers of Advantus Capital, MIMLIC Management, Templeton Counsel (with respect to International Fund only), Ascend Financial, the Funds, Minnesota Mutual, or any of Minnesota Mutual's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

       The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

       The costs of maintaining the open account system are paid by Advantus Capital in the case of the Funds other than Money Market Fund. The costs of maintaining the open account system for Money Market Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

       Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan".

       The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Multiple Class Funds, to employ the principle of dollar cost averaging, described below.

       By acquiring Fund shares on a regular basis pursuant to an Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

       A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

       An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

       This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

       The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

       The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

       An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

       An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

       A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

       All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and Ascend Financial make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

       Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of

Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

       The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

       Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                  REDEMPTIONS

       The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."


       Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges-Class B Shares" and "Redemption of Fund Shares" in the Prospectus.


       The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

       Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

       Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

       The Prospectus for each of the Advantus Multiple Class Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

       See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                       DISTRIBUTIONS AND TAX STATUS

GENERALLY

       The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended September 30, 1997, each Fund fulfilled, and each Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.

     Except for the transactions identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures contracts, options and forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contracts. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the requirement under the Code that a regulated investment company derive at least 90% of its gross income from dividends interest, gains from the sale or disposition of securities, or otherwise from the business of investing in securities.

     Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency, will generally result in a recognized capital gain or loss for tax purposes.

     Code Section 988 may also apply to forward currency contracts.  Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income gain or loss. International Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

       Under the Code, International Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

       Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     Each Fund may in the future sell securities "short against the box." Under provisions of the Taxpayer Relief Act of 1997, if a Fund sells short against the box a security in which it has an appreciated position, it will be treated as if it had sold the security for its fair market value on the date of the short sale, and will be required to recognize gain as of that date. On a subsequent sale of the security that has been sold short against the box, the Fund's basis in the security will be adjusted to take into account the amount of gain previously recognized.

       The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS


The Funds' financial statements for the year ended September 30, 1997, including the financial highlights for each of the respective periods presented, appearing in each Fund's Annual Report to shareholders, and the report thereon of the Funds' independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The respective Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     APPENDIX A

                           MORTGAGE-RELATED SECURITIES

       Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

       Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

       All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

       Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

       The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

       As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

       Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                APPENDIX B

                   BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

    Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

              AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

              BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

       Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

              Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                  APPENDIX C

                              FUTURES CONTRACTS


USE OF FUTURES CONTRACTS

       Prices of debt securities may be established in both the cash market and the futures market. In the cash market, debt securities are purchased and sold with payment for the full purchase price being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a debt security in the future for a set price on a certain date. Historically, prices established in the futures markets have tended to move generally and in the aggregate in concert with cash market prices and have maintained fairly predictable relationships. The Fund may use interest rate futures solely as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Fund currently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS

       A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. See

"Risks of Futures Contracts", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

       A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. The Fund may invest in interest rate futures contracts covering the financial instruments referred to above as well as in new types of such contracts that become available in the future. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" below.

       Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.
The Fund will pay a commission on each contract, including offsetting transactions. In addition, the Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Fund will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Fund entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Fund can withdraw amounts from this account in excess of the initial margin payments, and it is the Fund's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Fund will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Fund has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Fund, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. the next day, the futures commission merchant must notify the Fund of its entitlement to receive a variation margin payment from the margin account, and the Fund will promptly demand payment of such amount.

       When purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position. These earmarked assets will be used to cover the Fund's obligation and will not be used to support any other transaction into which the Fund may enter.

RISKS IN FUTURES CONTRACTS

       One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by MIMLIC Management may still not result in a successful transaction.


       Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

       A third risk in using interest rates futures contracts is the possibility that the value of such futures contracts will not vary in direct proportion to the value of the Fund's portfolio securities. Such deviations may result in the failure of the closing of futures transactions to completely offset decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.

       In addition, although the Fund will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Fund will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Fund will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

EXAMPLE OF FUTURES CONTRACT SALE

       The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

       In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

       The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

       The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

       For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

       Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

       The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

       In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

       The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

       Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities

("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.